Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Flexible Income Fund
Buffalo High Yield Fund
Each a series of Buffalo Funds®

Supplement dated April 25, 2014
to the
Statement of Additional Information dated June 3, 2013,
as supplemented August 30, 2013 and December 13, 2013

Effective immediately, the following disclosure related to a non-principal investment strategy of the Buffalo Flexible Income Fund and the Buffalo High Yield Fund (the “Funds”), each a series of Buffalo Funds, is hereby added to the section of the Funds’ Statement of Additional Information entitled “Non-Principal Investment Strategies, Policies and Risks”:

Bank Loan Risk.  The Funds’ investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making investments in such loans, which banks or other financial intermediaries make to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  A Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including loans to “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

Please retain this supplement with your Statement of Additional Information.